Exhibit 10.15

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE PLEDGED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE SECURITIES ACT OR AN EXEMPTION THEREUNDER.

INSPIRE VETERINARY PARTNERS, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of the date set forth on the signature page of this Agreement, by and between Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company”), and Target Capital 1 LLC, a Delaware limited liability company (the “Investor”). Each of the Company and the Investor is a “party” to this Agreement and, together, they are the “parties” hereto.

RECITALS:

WHEREAS, the Company desires to offer and sell in a private offering (the “Offering”): (i) 12% Original Issue Discount Secured Convertible Notes in the form of Exhibit A hereto (“Notes”), (ii) warrants in the form of Exhibit B hereto (“Warrants”), and (iii) Investor 41,167 shares (the “Closing Incentive Shares”) of Class A Common Stock, par value $0.0001 per share (“Common Stock”), of the Company (together with any Additional Incentive Shares (if any) issuable under Section 1.3(e) below, “Incentive Shares”; and the Note, Warrant and Incentive Shares are collectively referred to herein as the “Securities”);

WHEREAS, the Company desires to enter into this Agreement to issue and sell, and the Investor desires to purchase, a Note on the terms and conditions set forth herein.

WHEREAS, the Company and Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the “Securities Act”).

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, Investor and the Company agree as follows:

1.	Purchase of Note.

(a)       Subscription. Subject to the terms set forth herein, the Investor hereby irrevocably subscribes for and agrees to purchase from the Company a Note as set forth on the signature page hereto at the subscription amount set forth therein (the “Purchase Price”). The Purchase Price is payable by wire transfer of immediately available funds to such account as instructed by the Company.

(b)       Convertible Promissory Notes. The Note will have the rights, preferences, and limitations applicable as set forth in the form of 12% Original Issue Discount Secured Convertible Note attached hereto as Exhibit A. Each Note is being issued at an original issue discount of 12%. The Notes may convert into Common Stock (“Conversion Shares”) on or after the closing of the Qualified Financing, at the discretion of the Noteholder. The conversion price of the Note (“Conversion Price”) will be set at a 35% discount to the price paid by the public in the Company’s initial public offering at the closing of the Qualified Financing. However, if the Qualified Financing has not occurred by March 31, 2023 the Conversion Price will be set at a 40% discount to the price paid by the public in the Qualified Financing. The obligations of the Company under the Note will be secured by a Security Agreement in the form attached hereto as Exhibit C. Investor agrees to deliver to the Company a countersigned signature page to such Security Agreement. A “Qualified Financing” means the Company’s sale of its Common Stock in an initial public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (“SEC”) and the listing of the Common Stock on a “national securities exchange” as defined in Section 6 of the Securities Exchange Act of 1934, as amended.

(c)       Warrants. Each Warrant will entitle its holder to purchase the Company’s Common Stock at a purchase price equal to the per share price in a Qualified Financing (as such term is defined in the Warrant). The quantity of Common Stock subject to purchase upon exercise of the Warrant (“Warrant Shares”) will be an amount equal to 50% of the face value of the Note, divided by the per-share price in the Qualified Financing, unless a Qualified Financing has not been completed by March 31, 2023 in which case the quantity of Common Stock subject to purchase upon exercise of the Warrant will be an amount equal to 75% of the face value of the Note, divided by the per-share price in the Qualified Financing. Additional terms and conditions with respect to the Warrants are set forth in the form of Warrant attached hereto as Exhibit B (the “Form of Warrant”). The Company will provide the Investor with a Warrant agreement upon the Closing in substantially the form of the Form of Warrant. Investor agrees to deliver to the Company a countersigned signature page to such Warrant.

(d)       Closing. Subject to the requirements above, the closing of the purchase and sale of the Note, Warrants and Closing Incentive Shares (the “Closing”) shall occur on November18, 2022 or such other date as the parties may agree (“Closing Date”). Each Closing shall occur or be deemed to occur at the offices of Spartan Capital Securities, LLC (“Spartan”) located at 45 Broadway, New York, New York 10006 or by exchange of signed documents remotely as the parties may agree.

(e)       Equity Incentive. On the Closing Date, at the Closing, the Company will issue to the Investor the Closing Incentive Shares. In addition, in the event that after the Closing Date and prior to the Notes being paid in full the Company effects or is subject to one or more corporate event that causes the number of Conversion Shares and/or Warrant Shares to be increased (pursuant to the terms of the Notes and Warrants, respectively) (each, an “Adjustment Event”), then, no later than such date as the Notes shall have been paid in full, the Company shall issue and deliver to the Investor an additional number of shares of Common Stock (the “Additional Incentive Shares”) as is equal to (i) the number of Closing Incentive Shares multiplied by (ii) a fraction, the (x) numerator of which is the number of Conversion Shares and Warrant Shares issuable upon conversion of the Notes and exercise of the Warrants (respectively) immediately prior to such Adjustment Event, and the (y) denominator of which is the number of Conversion Shares and Warrant Shares issuable upon conversion of the Notes and exercise of the Warrants (respectively) immediately after to such Adjustment Event. All Incentive Shares issuable hereunder shall be duly authorized, fully paid, non-assessable, and free and clear of any and all liens, pledges, conditional sales agreements, security interests and other encumbrances of any kind or description (other than transfer restrictions pursuant to applicable state and federal securities laws) and will have registration rights pursuant to the Registration Rights Agreement described below.

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(f)       Origination Fee. On the Closing Date, at the Closing, the Company will pay to the Investor an origination fee of $26,666.67 (the “Origination Fee”), which such Origination Fee will be netted out of the funded amount of the Note.

2.             Registration Rights. The Note will entitle the Investor to the registration rights set forth in the Warrant and the Note and as set forth herein. The Company shall execute and deliver concurrently herewith the Registration Rights Agreement in the form set forth in Exhibit D hereto.

3.             Representations and Warranties of Investor. Investor represents and warrants to the Company as follows:

(a)       At the time Investor was offered the Note, Investor was, and on the date Investor receives the Note will be, an “accredited investor” as defined by Rule 501(a) under the Securities Act, and Investor is capable of evaluating the merits and risks of Investor’s investment in the Company and has the capacity to protect Investor’s own interests.

(b)       Investor understands that the Note is not presently registered under the Securities Act and may never become registered under the Securities Act. Investor acknowledges that neither the Note nor any shares of Common Stock obtained upon conversion of the Note or exercise of the Warrant can be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of, unless such Note or Common Stock, as the case may be, is registered under the Securities Act, or if in the opinion of counsel satisfactory to the Company, such sale, transfer, pledge, hypothecation, assignment or disposition is exempt from such registration requirements. The Investor understands that it may have to hold the Note and any shares of Common Stock obtained upon conversion of the Note or exercise of the Warrant for an indefinite period of time, and that the Investor might have to bear the complete economic loss of its investment in the Company.

(c)       Investor acknowledges and understands that the Note is being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Note in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Investor acknowledges and understands that an investment in the Note is not a liquid investment.

(d)       Investor acknowledges that the Note is not a publicly traded security. Investor acknowledges and understands that there is no public market for any of the Note and no assurance can be given that any public market will ever develop or if developed that any such market will be sustained.

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(e)       Investor acknowledges that Investor has had the opportunity to ask questions of, and receive answers from the Company or any person acting on the Company's behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Investor. In connection therewith, Investor acknowledges that Investor has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. In determining whether to make this investment, Investor has relied solely on Investor’s own knowledge and understanding of the Company and its business based upon Investor’s own due diligence investigations and the information furnished pursuant to this paragraph.

(f)       Investor has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform Investor’s obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Investor, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g)       Investor has carefully considered and has discussed with the Investor’s professional legal, tax, accounting and financial advisors, to the extent the Investor has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement, including, whether the acquisition of the Note will result in any adverse tax consequences to the Investor, for the Investor’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Investor. Investor relies solely on such advisors and not on any statements or representations of the Company, or its agents. Investor understands that Investor (and not the Company) shall be responsible for Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(h)       This Agreement and the Investor Questionnaire as set forth in Attachment 1 do not contain any untrue statement of a material fact or omit any material fact concerning Investor.

(i)       There are no actions, suits, proceedings or investigations pending against Investor or Investor’s properties before any court or governmental agency (nor, to Investor’s knowledge, is there any threat thereof) which would impair in any way Investor’s ability to enter into and fully perform Investor’s commitments and obligations under this Agreement or the transactions contemplated hereby.

(j)       The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Note will not result in any material violation of, or conflict with, or constitute a material default under, any of Investor’s articles of incorporation or other organizational charter document or bylaws, partnership agreement or operating agreement, if applicable, or any of Investor’s material agreements, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Investor or the Note.

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(k)       Investor acknowledges that the Note is speculative and involve a high degree of risk, and that Investor can bear the economic risk of the purchase of the Note, including a total loss of its investment.

(l)       Investor understands that the merits of the Note have not been passed upon by the SEC nor any state securities commission, nor has the SEC nor any state securities commission opined upon the accuracy or adequacy of this Agreement and recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Note.

(m)       Investor is aware that the Note are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Securities Act.

(n)       Investor understands that the Securities and any and all securities issued in replacement thereof or in exchange therefor or in exercise thereof shall, until the Conversion Shares, Warrant and Warrant Shares are registered as provided herein and in the Warrant and the Note, bear the following legend or one substantially similar thereto, which Investor has read and understands:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

(o)       In addition, the Securities and any and all securities issued in replacement thereof or in exchange therefor or in exercise thereof, shall bear such legends as may be required by the securities laws of the jurisdiction in which Investor resides.

(p)       Any sales, transfers, or any other dispositions of the Note by Investor, if any, will be in compliance with the Securities Act.

(q)       Investor acknowledges that Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Note and of making an informed investment decision.

(r)       Investor represents that: (i) Investor is able to bear the economic risks of an investment in the Note and to afford the complete loss of the investment; and (ii) (A) Investor could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Investor has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent Investor to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

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(s)       Investor further represents that the address set forth below is his/her principal residence (or, if Investor is a company, partnership or other entity, the address of its principal place of business).

(t)       Investor represents that Investor is not subscribing for a Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(u)       Investor has carefully read this Agreement and Investor has accurately completed the Investor Questionnaire which accompanies this Agreement.

(v)       No representations or warranties have been made to Investor by the Company, or any of its managers, officers, employees, agents, affiliates, or subsidiaries of the Company, other than the representations of the Company contained herein, and in subscribing for the Note the Investor is not relying upon any representations other than those contained in this Agreement.

(w)       Investor represents and warrants, to the best of its knowledge, except for Spartan, no finder, broker, agent, financial advisor or other intermediary, nor any Investor representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

(x)       The Investor is not a prohibited country, territory, individual or entity listed on the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) website and is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs. All amounts subscribed for in this Agreement by the Investor were not directly or indirectly derived from activities that may contravene Federal, state or international laws and regulations, including anti-money laundering and anti-terrorist financing laws and regulations.

(y)       The Investor acknowledges that due to anti-terrorism and anti-money laundering regulations, the Company or any administrator acting on behalf of the Company may require further documentation verifying Investor's identity and the source of funds used to purchase the Note subscribed for hereby before this Agreement can be processed or accepted. To comply with applicable U.S. legislation and regulations, including but not limited to the International Anti-Money Laundering and Financial Anti-Terrorism Abatement Act of 2001 (Title III of the USA PATRIOT Act), the Investor agrees that all payments by Investor to the Company and all distributions to the Investor from the Company will only be made in Investor's name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time. The Investor further agrees to provide the Company at any time with such information or certification as the Company determines to be necessary or appropriate to verify compliance with the antiterrorism and anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of Investor or any person directly or indirectly controlling or owning an interest in the Investor from any governmental authority, self-regulatory organization or financial institution in connection with the Company's compliance procedures with respect to anti-terrorism and anti-money laundering regulations and to update such information as necessary. Such information may include, but not be limited to, the name, address, telephone number, date of birth, and Social Security or taxpayer identification number of any such individual person, or of the beneficial owners of any entity, if the Investor is an entity. Identity may be verified using a current valid passport or other such current valid government-issued identification (e.g., a driver's license). The Company intends to maintain records of information used for verification of identity. Investor understands that any information provided to the Company may be disclosed to the United States Government by the Company.

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4.              Representations and Warranties of the Company. The Company represents and warrants to Investor as follows:

(a)       The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware. Each subsidiary of the Company (a “Subsidiary” or the plural thereof) is duly organized and validly existing as a corporation in good standing under the laws of the State of its organization. Each of the Company and each Subsidiary has the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the Exhibits hereto (the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. A “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(b)       The Company has all such corporate power and authority to enter into, deliver and perform this Agreement and each Transaction Document.

(c)       All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Agreement and the reservation of shares of the Company’s Common Stock to fulfill its obligations under the Transaction Documents. This Agreement and each other Transaction Document has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

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(d)       The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated by the Transaction Documents do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect. No notices, approvals or consents are required to be obtained by the Company from any governmental authority prior to the Closing.

(e)       The issuance of the Securities has been duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than 300% of the maximum number of shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant (assuming for purposes hereof, that the Note is convertible at the Conversion Price and Warrant is exercisable at the exercise price thereof without taking into account any limitations on the conversion of the Note as set forth therein), determined as if issued as of the date of the Qualified Financing. If the reserve falls below such 300%, the Company will increase the Company’s authorized Common Stock so that the Company shall have enough authorized shares to reserve 300% of the number of shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant. Upon issuance or conversion in accordance with the Note or the exercise of the Warrant and payment of the exercise price under the Warrant (including by Cashless Exercise) thereunder, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

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(f)       The capitalization of the Company as of the date of this Agreement is: (i) 100,000,000 shares of Common Stock, of which 845,456 shares are issued and outstanding; (ii) 20,000,000 shares of Class B Common Stock, par value $0.0001 per share, of which 4,300,000 shares are issued and outstanding; and (iii) 50,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares are issued and outstanding. No person or entity (“Person”) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company has not entered into any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement with any Person. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(g)       The Company shall use the proceeds from the sale of Note hereunder for general operating expenses, including working capital, capital expenditures and acquisitions.

(h)       Since January 1, 2021, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to generally accepted accounting principles (“GAAP”), (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. Except for the issuance of the Note, the Conversion Shares, the Warrant Shares and the Incentive Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been disclosed to the Investor.

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(i)       There is no action, suit, inquiry, notice of violation, proceeding, investigation, inquiry or other similar proceeding of any federal or state government unit pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities, Conversion Shares or Warrant Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company has no reason to believe that an Action will be filed against it in the future. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by any governmental authority involving the Company or any current or former director or officer of the Company.

(j)       Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(k)       The Company and the Subsidiaries are currently and has been in compliance, in all material respects, with all environmental laws applicable to their respective businesses and none of them have received from any Person any: (1) environmental notice or environmental claim; or (2) written request for information pursuant to an environmental law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date, and each of them has all necessary environmental permits to perform its business without restriction.

(l)       The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

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(m)       The Company and the Subsidiaries own or possess or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all intellectual property necessary for the operation of the business of the Company and the Subsidiaries as presently conducted. The Company’s intellectual property does not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any intellectual property rights of third parties, and the Company has no knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any intellectual property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any intellectual property rights of the Company.

(n)       The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(o)       No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents except to Spartan. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of Spartan or other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(p)       No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary except for the Investor.1

(q)       All tax returns required to be filed on or before the Closing Date by the Company have been timely filed. Such tax returns are, true, complete and correct in all respects. All taxes due and owing by the Company (whether or not shown on any tax return) have been timely paid.

(r)       The Company acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Investor or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor’s purchase of the Securities.

[1]	And prior bridge

11

The Company further represents to the Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(s)       Assuming the accuracy of the Investor’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities to the Investor as contemplated hereby.

(t)       Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities by any form of general solicitation or general advertising. The Company has offered Securities for sale only to the Investor and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(u)       With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 10% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person including a placement agent who will receive a commission or fees for soliciting investors (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investor a copy of any disclosures provided thereunder. The Company will notify the Investor in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(v)       The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(w)       The Company acknowledges and agrees that the Investor’s representations contained in Section 2 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

12

(x)       The Company represents and warrants that none of the representations made in this Agreement or any Transaction Document contains any untrue statement of a material fact or any omission of a material fact required to be stated herein or therein necessary to make the statements herein or therein not misleading.

5.              Miscellaneous.

(a)       This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign any or all of its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, Conversion Shares or Warrants Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred securities, by the provisions of the Transaction Documents that apply to the “Investor.”

(b)       As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a number of shares of Common Stock for issuance to the Investor, subject to adjustment for stock splits and dividends, combinations and similar events equal to three times the maximum number of Conversion Shares issuable pursuant to the Notes, Warrants and Section 1.3(e), as such numbers shall change from time-to-time. If the Company at any time fails to meet this reservation of Common Stock requirement it shall pay the Investor as partial liquidated damages and not as a penalty a sum equal to $1,000 per day for each $100,000 of the Investor’s Purchase Price and it shall promptly take all necessary corporate action to call, notice and hold a special or annual meeting of the Company’s shareholders (with the power to take action by written consent in lieu of a shareholders meeting) for the sole purpose of amending the Company’s Articles of Incorporation to increase its authorized Common Stock.

(c)       Until the Note is paid in full, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Investor, provided, however, that no such consent shall be required for a reverse stock split undertaken in conjunction with listing the Company's securities on a national securities exchange.

(d)       The Company shall keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

(e)       The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

(f)       Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Investor), stamp taxes and other non-income related taxes and duties levied in connection with the delivery of any Securities to the Investor.

13

(g)       The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, including any Certificates of Designation, or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provision of this Agreement and take all action as may be required to protect the rights of the Investor. Without limiting the generality of the foregoing or any other provision of this Agreement or the other Transaction Documents, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon conversion of the Notes and exercise of the Warrants above the Conversion Price and Warrant Exercise Price then in effect and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Conversion Shares or Warrants Shares. Notwithstanding anything herein to the contrary, if after 180 days from the original issuance date, the Investor is not permitted to convert the Notes and exercise of the Warrants in full for any reason (other than pursuant to restrictions set forth in this Agreement, the Company shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consent or approvals as necessary to permit such conversion into Conversion Shares or exercise of Warrants.

(h)       All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the fourth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph).

If to the Company, at:

Inspire Veterinary Partners, Inc.
2324 Valle Rio Way
Virginia Beach, Virginia 23456
Attn: Kimball Carr, Chief Executive Officer
Tel: (757) 288-3088
E-mail: kcarr@inspirevet.com

If to the Investor, at its address set forth on the signature page to this Agreement.

14

(i)       Failure of the either party to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver by a party will be effective unless and until it is in writing and signed by the waiving party.

(j)       All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the nonprevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

(k)       Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(l)       If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

15

(m)       The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

(n)       The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Investor and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(o)       This Agreement and the other Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. This Agreement may be amended only by a writing executed by both parties.

(p)       The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

(q)       To the extent that the Company makes a payment or payments to the Investor pursuant to any Transaction Document or the Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(r)       If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day. A “Business Day” is any day other than a Saturday, Sunday or Federal holiday.

(s)       The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

16

(t)       All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require. The term “it” includes “he” and “she”.

(u)       This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURES APPEAR ON THE NEXT PAGE.]

17

IN WITNESS WHEREOF, the Investor has caused this Note Purchase Agreement to be executed as of the date indicated below.

$ 1,000,000
Total Purchase Price

$ 1,136,364
Face Amount of 12% Original Issue Discount Secured Convertible Note

Investor: Target Capital 1 LLC
Print or Type Name

By:	/s/ Dmitriy Shapiro
Signature
Name:	Dmitriy Shapiro
Title:	Manager

November 18, 2022
Date

144 Hillside Village
Rio Grande, PR 00745
Address

[Investor Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the Company has caused this Note Purchase Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

INSPIRE VETERINARY PARTNERS, INC.

By:	/s/ Kimball Carr
Name:	Kimball Carr
Title:	Chief Executive Officer
Date:	November 18, 2022

[Company Signature Page to Note Purchase Agreement]

Attachment 1

CONFIDENTIAL

INVESTOR QUESTIONNAIRE

INSPIRE VETERINARY PARTNERS, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED NOTE PURCHASE AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF A 12% ORIGINAL ISSUE DISCOUNT SECURED CONVERTIBLE NOTE AND WARRANT FROM INSPIRE VETERINARY PARTNERS, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1)         The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, presently exceeds $1,000,000. For purposes of this Category A, “net worth” means the excess of total assets at fair market value (including personal and real property but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Note are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Note for the purpose of investing in the Note.

Explanation. In calculating net worth, you may include equity in personal property and real estate, (excluding your primary residence), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Attachment 1-1

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. For purposes of this Category B, “ income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

Category C ___	The undersigned is a natural person who holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

Category D ___

The undersigned is a director or executive officer of the Company which is issuing and selling the Note (as defined in the Company’s Note Purchase Agreement delivered along with this Investor Questionnaire (the “Note Purchase Agreement”)).

Category E __	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 or any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Attachment 1-2

Category F __	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

Category G ___	The undersigned is either a corporation, partnership, limited liability company, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Note and with total assets in excess of $5,000,000. (describe entity)

Category H ___	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Note, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category I __	The undersigned is a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

Category J __	The undersigned is a "family client," as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in the immediately preceding paragraph above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) in the immediately preceding paragraph.

Category K ___	The undersigned is an entity (other than a trust) in which ALL of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, EACH equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

Attachment 1-3

Category L __	The undersigned is an institutional accredited investor, as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, of a type not listed in the preceding paragraphs.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing (as defined in the Note Purchase Agreement) in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

	(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

	(b)	For an individual, please describe any college or graduate degrees held by you:

	(c)	For all Investors, please list types of prior investments:

(d)	For all Investors, please state whether you have you participated in other private placements before:

YES ______ NO______

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

Attachment 1-4

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES __________ NO ______________

(g)	For trust, corporate, partnership and other institutional Investor, do you expect your total assets to significantly decrease in the foreseeable future?

YES __________ NO ______________

(h)	For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES __________ NO ______________

(i)	For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Note for which you seek to purchase?

YES __________ NO ______________

(j)	For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES __________ NO ______________

(3)	Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

[Remainder of page intentionally left blank]

Attachment 1-5

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Individual

Date:___________________________
Name of Individual
(Please type or print)

Signature of Individual

For use with Joint Tenancy Investments.	Individual
Date:___________________________
Name of Individual (Please type or print)

Signature of Individual

Partnership, Corporation or Other Entity

Date:___________________________
Print or Type Entity Name

By:
Name:___________________________________________
Print or Type Name

Title:____________________________________________

Signature

[Signature Page to Investor Questionnaire]